THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR UNDER STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS AND UNTIL SUCH NOTE IS REGISTERED UNDER SUCH ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.


                           DP APPLICATIONS, INC.

                          10% CONVERTIBLE NOTE


$1,000,000                                                 August 20, 1996


FOR VALUE RECEIVED, DP Applications, Inc., an Oregon corporation (the "Company"), hereby promises to pay to Robert W. Wilmot & Mary J. Wilmot, Trustees of the R.W. & M.J. Wilmot Living Trust, U/D/T dated April 18, 1995 (the "Wilmot Trust"), or order, the principal amount of One Million Dollars ($1,000,000), together with interest on the unpaid portion of said principal amount from the date hereof until paid at the rate of ten percent (10%) per annum. Principal and accrued interest shall be due and payable six months after the date hereof and may not be prepaid by the Company without the consent of the Wilmot Trust.

The principal amount of this Note, together with interest accrued hereunder, shall be converted into the same shares of capital stock of the Company as may be issued by the Company prior to January 20, 1997 in its first round of equity financing (the "Financing") at the per share price prevailing in the Financing. The other terms and conditions of the conversion investment shall be the same as those prevailing in the Financing.

In the event that the Financing shall not have occurred prior to January
20, 1997, the principal amount of this Note together with interest accrued hereunder may, at the option of the Wilmot Trust, be converted into shares of capital stock of the Company, which have the same per share valuation and all of the same rights, preferences, privileges and restrictions as, and are otherwise pari passu with, the shares of capital stock issued by the Company to Sequent Computer Systems, Inc.; provided, however, that the liquidation preference for the capital stock issued to the Wilmot Trust shall be $1.55 per share compared to the per share liquidation preference of $3.10 for the shares issued to Sequent Computer Systems, Inc.

The payment of the obligations under this Note by the Company shall be subordinated in all respects to the payment by the Company of its existing and future senior indebtedness. The Wilmot Trust agrees to execute from time to time such agreements as may be required by such lenders to evidence such subordination.


This Note may be declared due prior to its expressed maturity date (i) if the Company breaches any covenant contained herein; (ii) if the Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or not contesting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company or of all or any substantial part of the property of the Company, or the Company or its directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company; or (iii) if, within thirty (30) days after the commencement of an action against the Company seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside; or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of Company, such appointment shall not have been vacated.

The Wilmot Trust, by acceptance hereof, represents and warrants to the Company as follows:

1. It is experienced in evaluating and investing in new companies such as the Company and has the financial resources to bear the economic risks associated with its investment.

2. It is acquiring the Note for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. It understands that the Note has not been registered under the Securities Act or qualified pursuant to the Oregon Revised Statutes by reason of specific exemptions therefrom which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of such Holder's representations as expressed herein.

3. It acknowledges that the Note must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. It is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions.

4. It understands that no public market now exists for any of the securities issued by the Company and that it is likely that a public market may never exist.

5. It has had an opportunity to discuss the Company's business, management and financial affairs with its management.

This Note shall be governed by and construed in accordance with the laws of the State of Oregon. If any legal action or any arbitration upon mutual agreement is brought for the enforcement of this Note or because of an alleged dispute, breach, default in connection with this Note, the Wilmot Trust shall be entitled to recover reasonable attorneys' fees and other costs and expenses incurred in that action or proceeding, in addition to any relief to which it may be entitled.

DP APPLICATIONS, INC.


By:____/s/Bruce Love_____________
   BRUCE LOVE
   President and Chief Executive Officer




Representations set forth herein are hereby acknowledged by the Wilmot
Trust.

ROBERT W. WILMOT & MARY J. WILMOT, TRUSTEES OF THE
R.W. & M.J. WILMOT LIVING TRUST, U/D/T DATED APRIL
18, 1995


____/s/ Robert W. Wilmot______
Robert W. Wilmot


___/s/Mary J. Wilmot__________
Mary J. Wilmot

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER ANY STATE SECURITIES ACT, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT AND UNDER ANY STATE SECURITIES ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AVAILABLE EXCEPTIONS FROM SUCH REGISTRATION.

August 20, 1996

                           DP APPLICATIONS, INC.

            (Incorporated under the laws of the State of Oregon)

            Warrant for the Purchase of Shares of Capital Stock


FOR VALUE RECEIVED, DP Applications, Inc., an Oregon corporation (the "Company"), hereby certifies that Robert W. Wilmot & Mary J. Wilmot, Trustees of the R.W. & M.J. Wilmot Living Trust, U/D/T dated April 18, 1995 (the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company the same shares of capital stock of the Company as may be issued by the Company prior to January 20, 1997 in its first round of equity financing (the "Financing"). The number of such shares purchasable hereunder shall be determined by dividing $300,000 by the per share price of the capital stock to be issued in the Financing (the "Capital Stock"). This Warrant shall be exercisable at the per share price prevailing in the Financing (the "Exercise Price").

In the event the Financing shall not have occurred prior to January 20, 1997, this Warrant shall be exercisable for shares of capital stock of the Company which have the same per share valuation and all of the same rights, preferences, privileges and restrictions as, and are otherwise pari passu with, the shares of capital stock issued by the Company to Sequent Computer Systems, Inc.; provided, however, that the liquidation preference for the capital stock issued to the Wilmot Trust shall be $1.55 per share compared to the per share liquidation preference of $3.10 for the shares issued to Sequent Computer Systems, Inc.

The number of shares of Capital Stock to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The shares of Capital Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as "Warrant Stock." The term "Other Securities" means any other equity or debt securities that may be issued by the Company in addition thereto or in substitution for the Warrant Stock.
The term "Company" means and includes the corporation named above as well as
(i) any immediate or more remote successor corporation (or any immediate or more remote successor corporation of such corporation) with another corporation, or (ii) any corporation to which such corporation (or any immediate or more remote successor corporation of such corporation) has transferred its property or assets as an entirety or substantially as an entirety.


Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of the loss, theft or destruction) of satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

1. Exercise of Warrant. This Warrant may be exercised in whole or in part at any time, or from time to time during the period commencing on the date hereof and expiring, 5:00 p.m., Eastern Time on August 20, 1999 (the "Expiration Date") or, if such day is a day on which banking institutions in New York are authorized by law to close, then on the next succeeding day that shall not be such a day, by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the Exercise Price for the number of shares specified in such form and instruments of transfer, if appropriate, duly executed by the Holder or his or her duly authorized attorney. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Capital Stock purchasable hereunder. Upon receipt by the Company of this Warrant, together with the Exercise Price, at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Capital Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Capital Stock shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Capital Stock on exercise of this Warrant (but not on the subsequent transfer of such shares).

2. Reservation of Shares. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Capital Stock (and Other Securities) from time to time receivable upon exercise of this Warrant. All such shares of Capital Stock (and Other Securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all preemptive rights.

3. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but the Company shall pay the Holder an amount equal to the fair market value of such fractional shares of Capital Stock in lieu of each fraction of a share of Capital Stock otherwise called for upon any exercise of this Warrant. For purposes of this Warrant, the fair market value of a share of Capital Stock shall be determined as follows:

(a)      If the Capital Stock is listed on a National Securities
Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the current market value shall be the last reported sale price of the Capital Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange or system; or

(b) If the Capital Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant or

(c) If the Capital Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

4. Exchange and Registry of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations, entitling the Holder to purchase in the aggregate the same number of shares of Capital Stock purchasable hereunder. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.

5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

6.      Anti-Dilution Provisions.

6.1      Adjustment for Recapitalization.      If the Company shall
at any time subdivide its outstanding shares of Capital Stock (or Other Securities at the time receivable upon the exercise of the Warrant) by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Capital Stock to its stockholders, the number of shares of Capital Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased and the Exercise Price shall be proportionately decreased, and if the Company shall at any time combine the outstanding shares of Capital Stock by recapitalization, reclassification or combination thereof, the number of shares of Capital Stock or Other Securities subject to this Warrant immediately prior to such combination shall be proportionately decreased and the Exercise Price shall be proportionately increased. Any such adjustments pursuant to this Section 6.1 shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor.

6.2      Adjustment for Reorganization, Consolidation, Merger, Etc.
    In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) or the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto.

6.3      No Dilution.   The Company will not, by amendment of its
Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, while this Warrant is outstanding, the Company (a) will not permit the par value, if any, of the shares of Capital Stock receivable upon the exercise of this Warrant to be above the amount payable therefor upon such exercise and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue or sell fully paid and non-assessable shares of Capital Stock upon exercise of this Warrant.

6.4      Certificate as to Adjustments.      In each case of an
adjustment in the number of shares of Warrant Stock or Other Securities receivable on the exercise of this Warrant, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate executed by an executive officer of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to the Holder.

6.5      Notices of Record Date, Etc.      In case:

(a) the Company shall take a record of the holders of its Capital Stock (or Other Securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other rights, or

(b) of any capital reorganization of the Company, any reclassification of the Capital Stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

(c)  of any voluntary or involuntary dissolution, liquidation, or winding up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to each Holder of the Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any, is to be fixed, as to which the holders of record of Capital Stock (or such Other Securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their shares of Capital Stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation,
merger, conveyance, dissolution, liquidation or winding up.   Such notice
shall be mailed at least 20 days prior to the date therein specified and the Warrant may be exercised prior to said date during the term of the Warrant.

7.      Compliance with Securities Act.       The Wilmot Trust, by
acceptance hereof, represents and warrants to the Company as follows:

       7.1 Experience. It is experienced in evaluating and investing in new companies such as the Company and has the financial resources to bear the economic risks associated with its investment.

       7.2.      Investment.      It is acquiring the Warrant for investment
for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. It understands that the Warrant has not been registered under the Securities Act or qualified pursuant to the Oregon Revised Statutes by reason of specific exemptions therefrom which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of such Holder's representations as expressed herein.

      7.3.      Rule 144.      It acknowledges that the Warrant and any
Warrant Stock or Other Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. It is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions.

      7.4.      No Public Market.      It understands that no public market
now exists for any of the securities issued by the Company and that it is likely that a public market may never exist.

      7.5.      Access to Data.      It has had an opportunity to discuss
the Company's business, management and financial affairs with its management.

8.      Registration Rights      The shares of Capital Stock shall have
such registration rights as are otherwise negotiated in connection with the Financing.

9.      Transfer or Disposition of Warrant.      This Warrant may not be
transferred, assigned or otherwise disposed of by the Holder.

10      Legend.      Unless the shares of Warrant Stock or Other Securities
have been registered under the Securities Act and under any applicable state securities laws, upon exercise of the Warrant and the issuance of any of the shares of Warrant Stock or Other Securities, all certificates representing such securities shall bear on the face thereof substantially the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR UNDER ANY STATE SECURITIES ACT, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE ACTS OR UNLESS AN OPINION OF COUNSEL TO THE CORPORATION IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

11.      Notices.      All notices required hereunder shall be in writing
and shall be deemed given when telegraphed, delivered personally or within two days after mailing when mailed by certified or registered mail, return receipt requested, to the Company at its principal office, or to the Holder at the address set forth on the record books of the Company, or at such other address of which the Company or the Holder has been advised by notice hereunder.

12.      Applicable Law.      The Warrant is issued under and shall, for
all purposes be, governed by and construed in accordance with the laws of the State of Oregon.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf in its corporate name, by its duly authorized officer, all as of the day and year first above written.

DP APPLICATIONS, INC.


By: ____/s/Bruce Love___________
    BRUCE LOVE
    President and Chief Executive
    Officer

      WARRANT EXERCISE FORM



DP Applications, Inc.
_____________________
_____________________
Attn:      President


1. The undersigned hereby elects to purchase _______________ shares of Capital Stock of DP APPLICATIONS, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full.

2. Please issue a stock certificate or certificates representing said shares of Capital Stock in the name of the undersigned or in such other names as is specified below:


Robert W. Wilmot & Mary J. Wilmot,
Trustees of the R.W. & M.J. Wilmot
Living Trust, U/D/T dated April 18,
1995